SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 26, 2005

Key Consumer Receivables LLC
(Exact name of registrant as specified in its charter)

Delaware	333-114367	34-1938746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Key Tower 127 Public Square
Cleveland, Ohio 44114
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (216) 689-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement, dated October 21, 2005 relating to the Registrant's Asset-Backed Notes, of the accountants’ consent dated  October 21, 2005 on the audits of the balance sheet of KeyCorp Student Loan Trust 2005-A.  The Consent of Independent Registered Public Accounting Firm is set forth in Exhibit 23.1.

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(a)

Not applicable.

(b)

Exhibits.

Item 601(a) of Regulation S-K

Exhibit No.

Description

23.1

Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By: /s/ Richard Hawrylak____

Name: Richard Hawrylak

Title: Secretary

Dated:  October 26, 2005

Exhibit Index

Item 601(a) of Regulation S-K

Exhibit No.	Description	Page

23.1	Consent of Independent Accountants Registered Public Accounting Firm.	5